QuickLinks -- Click here to rapidly navigate through this document

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit 10.62

[Translation]

CONTRACT

CONTRACT NO.: UTAHZ2001032311
The Buyer:	The Seller:
Zhejiang Telecom CO.,
NingBo Branch	UTStarcom (China) Ltd.
11th floor CNT Manhattan Building, No.6 ChaoYang Men Bei Da Jie St. Beijing, 100027
TEL:	TEL01065542030
FAX:	FAX (010) 65542058

This contract is made between the BUYER and the SELLER, whereby the BUYER agrees to buy and the SELLER agrees to sell the under-mentioned commodities and services according to the terms and conditions as stipulated hereafter:

  1
  TOTAL CONTRACT PRICE: [***]

  2
  NAME of COMMODITIES, or SERVICES:
  [***] network equipment
  (Quantity, Specifications and Unit price as specified in Appendix)

  3.1
  PLACE OF MANUFACTURING AND MANUFACTOR:
  Hangzhou    UTStarcom

  3.2
  DATE OF DELIVERY:
  Partial delivery according to the project schedule

  3.3
  PLACE OF SHIPPING:
  Hangzhou
  4
  PLACE OF DESTINATION
  Designed by NingBo telecom Co., Ltd.

  5
  PACKING

      5.1  The goods shall be packed in new strong case(s) suitable for long distance transportation and well protected against dampness, moisture, shock, and rust. The Sellers shall be liable for any damage to the goods on account of improper packing.

      5.2  Detailed Packing List shall be placed in each case which shall indicate the name of goods, total of cases, installation and maintenance manual. Related technical documents shall be shipped with the goods.

  6
  SHIPPING MARK

    On the surface of each package, the package number, measurements, the lifting positions, such cautions as "DO NOT STACK UP SIDE DOWN", "HANDLE WITH CARE", "KEEP AWAY FROM MOISTURE" and the shipping mark.

  7
  DELIVERY

      7.1  After the arrival of the goods at the place of destination, the packages shall be opened by the Buyers in the presence of the Seller, shall be checked and signed jointly by the representatives of the Buyer and Seller as the acceptance of the goods. The transport documents shall be the certificates of acceptance.

      7.2  The Seller shall bear all expenses and risks involved in the handling of the goods until the moment the goods has been delivered. The title to the goods and the risks of the goods are transferred to the buyer upon delivery.

      7.3  In case of missing parts or damage due to the Seller's faulty packing, the Buyer shall make a detailed record on the site, or apply for reinspection by the China Commodity Inspection Bureau, or the representatives of the Buyer and Seller make and sign a protocol, Such protocol may be utilized as proper evidence for replacement of missed or damaged parts. If the Buyer opens the package without presence of the Seller, or fails to make the application in written to for replacement of missed or damaged parts within [***] after the arrival of the goods at the destination, the Buyer shall be deemed to accept the goods.

  8
  INSURANCE

    The insurance shall be effected by the Seller for [***] of the Contract Amount.

  9
  PAYMENT TERMS:

    All payments by the Buyer to the Seller shall be paid by telegraphic transfer to the RiTanLu Office, ChaoYang Branch, Beijing, I&C Bank of China, account number is [***].

      9.1  The payment conditions for equipment are as follows:

          9.1.1  Down Payment:

    [***] down payment of the total contract price for goods being [***] shall be paid by the Buyer to the Seller within [***] from the date of signing of this contract. If the down payment is delayed, the date of shipment will be delayed accordingly.

          9.1.2  [***] of the total contract price for goods being [***] shall be paid by the Buyer within [***] from the date of arrival of goods and completion.

          9.1.3  [***] of the total contract price for goods being [***] shall be paid within [***] after the completion of installation, debugging and running.

          9.1.4  [***] of the total contract price for goods being [***] shall be paid by the Buyer within [***] from the date of running.

      9.2  In the event that a payment required by 10.1 isn't made by the Buyer within the time period specified, the Buyer shall pay to the Seller, in addition to the amount owed, a late payment fee of [***] of the amount owed per [***] or part thereof for each [***] the payment is delayed. The total amount of penalty shall not exceed [***] of the total delayed payment.

  10
  INSTALLATION

      10.1  The Buyer takes responsibility of [***].

      10.2  The Seller takes responsibility of [***] during the period of installation.

  11
  WARRANTY

      11.1  The Seller warrants items supplied hereunder to be free from defects in workmanship and material. The Seller's warranty for Equipment and Material will commence upon delivery of

2

  the goods and will continue for a period of [***]. During the Warranty period the Seller will, [***] either repair or replace items not conforming to the above warranty. If the Buyer determines that any items should be returned, the Seller shall bear [***] for items returned to the Seller in the PRC and return of the repaired or replaced items to the installation site.

      11.2  The Seller warrants to provide debug for the software.

      11.3  The foregoing warranty does not extend to any items which has:

        11.3.1  Been damaged by misusing, accident;

        11.3.2  Been wired, repaired or altered by anyone other than the Seller or its representative;

        11.3.3  Been improperly installed, stored, handled or maintained by anyone other than the Seller or its representative;

        11.3.4  Been removed from its original site of installation, or to expendable components such as fuses, light bulbs, motor brushes and the like.

  12
  CLAIMS

    Within [***] after the goods delivered, the Buyer shall have right to make a claim to the Seller if the quality, specifications or quantities of the goods is not in conformity with what has been stipulated in the contract.

  13
  FORCE MAJEURE:

    The Seller shall not be liable for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control including, but not limited to the laws, regulations, acts or failure to act of any governmental authority.

  14
  LATE DELIVERY AND PENALTY:

    In case of delayed shipment, except for force majeure, the Seller shall pay to the Buyer for every [***] of delay a penalty amounting to [***] of the total value of the goods whose shipment has been delayed. Any fractional part of a [***] is to be considered as a full [***]. The total amount of penalty shall not, however, exceed [***] of the total value of the goods involved in late shipment and is to be deducted from the amount due at the time of payment.

  15
  ARBITRATION

    Both parties shall strictly execute the contract in accordance with the relevant laws and regulations of P.R.C. All disputes in connection with the execution of the contract hereof shall be settled through mutual understanding and friendly negotiation. In case no settlement can be reached through negotiations, either party can apply to the appropriate organization for arbitration or mediation. The arbitration fee shall be borne by the losing party.

  16
  LIMITATION OF LIABILITY

      16.1  In the event of any breach of this Contract by Seller, or of any loss or injury to the Buyer arising out of this Contract for which the Seller is liable to the Buyer, the Seller's total cumulative liability for all such breaches, losses, and injuries shall be the [***] of:

        a  The [***] value of the injury or loss to the Buyer.

        b  The [***] payments made to the Seller.

      16.2  The Seller shall not be liable for any consequential or incidental loss or damage resulting from this Contract.

3

  17
  VALIDITY, TERMINATION OF THE CONTRACT AND MISCELLANEOUS.

      17.1  This Contract will come into force after being sealed by both parties and signed by the representatives of both parties.

      17.2  This Contract will be terminated after both parties have fulfilled their respective duties and obligations.

      17.3  Seller hereby licenses the software contained within the products for use by the Buyer. The Buyer or its representatives shall not decompile, disassemble or reverse the software without the prior written permission of the Seller.

      17.4  This Contract may be amended only by an instrument in writing signed and sealed by the duly authorized representative of each party.

      17.5  During implementation of this Contract, all notices between the parties shall be by certified mail, telex or facsimile.

      17.6  Technical proposal, equipment pricelist shall be part of this contract.

  18
  REMARKS

    This Contract is made in five original copies, one copy to be held by the Seller, four copies to the Buyer.

The Buyer: Zhejiang telecom Co. NingBo Branch
Representative:

Date: March 23, 2001

The Seller: UTStarcom (China) Co., Ltd.
Representative:

Date: March 23, 2001

4

Translation Verification

    The foregoing represents a fair and accurate English translation of the original Chinese document.

Dated: May 11, 2001

By:	/s/ SHAO-NING J. CHOU
Name:	Shao-Ning J. Chou
Title:	Executive Vice President and Chief Operating Officer, China Operations

5

Technical Proposal for PASTM Xiao Ling Tong wireless network

Ningbo Telecommunication
Branch Co.
PASTM Xiao Ling Tong Wireless
Connection Network

Technical Proposal

UTStarcom (China) Co. Ltd.

Contents

CHAPTER 1 OVERVIEW		3
1.1	Purpose	3
1.2	Background	3
1.3	Features and advantages of PASTM	3
1.4	Definition	6
CHAPTER 2 NETWORKING PRINCIPLE		7
2.1	Coverage priority	7
2.2	Averaged calling volume in busy hours	7
2.3	Assumption of calling loss	7
2.4	Coverage method	8
2.5	Frequency planning	8
CHAPTER 3 NETWORKING SOLUTION FOR PASTM SYSTEM OF NINGBO TELECOMMUNICATION BRANCH CO.		9
3.1	City Introduction	9
3.2	Division of coverage	9
3.3	Introduction of division	9
3.4	Network structure as shown in the following graph:	12
3.5	Analyses of network capacity	12
3.6	Statistics of transmission links	13
3.7	Determination of ATC and [***] port number	15
3.8	System redundancy	15
3.9	Roaming analysis	15
3.10	Network management system	16
	3.10.1 Constitution of network management	16
	3.10.2 Design of network management network	17

Chapter 1  Overview

    With the increasing demands on communication service and opening of China's telecommunication market, personal wireless communication that caters for popular requirements is gradually becoming the trend for the development of telecommunication.

    In order to help telecommunication enterprises to increase their competitiveness and solve the problems associated with telephone, UTStarcom Co. developed its PAS™ (Personal Access phone System) Xiao Ling Tong wireless telephone system to making use of the potential of current telephone resource.

1.1 Purpose

    This technical Proposal is made for Ningbo Telecommunication Branch Co. to facilitate the selection of wireless telephone project.

1.2 Background

    User:  Ningbo Telecommunication Branch Co.

    Supplier:  UTStarcom (China) Co. Ltd.

    Upon accomplishment of this project, it will greatly increase the competitiveness of Ningbo Telecommunication Branch Co. in the telecommunication business and effectively use the existing telephone resource.

1.3 Features and advantages of PAS™

    PAS™ wireless telephone system is an extension and supplement to the local telephone network by using high quality digital technology to connect wireless telephone XiaoLingTong system to the local telephone network, it makes conventional wire-type local telephone to be mobile within its coverage range and can freely dial any local, domestic and international telephone numbers without any restriction. In addition, it adopts one-side billing method that is equivalent to the conventional telephone billing standard. This makes the Wireless Telephone XiaoLingTong to be a cheap and convenient personal wireless telephone.

(1)
PAS™ system is an extension and supplement to local telephone network;

(2)
PAS™ is the new business shining point of local telephone and secondarily develop the resource of the local telephone system;

(3)
Dynamic frequency allocation with no need for frequency planning and short period of network construction [***];

(4)
Low cost and quick return of investment;

(5)
Support high density telephone business and is flexible for various coverage requirements;

(6)
Support high-speed data business[***];
(7)
"Green mobile phone" with low power [***], small but with high quality and long waiting hours;

(8)
Provide multiple value-added businesses: e.g. short messages, calling telephone number display, positioning of 110 warning.

(9)
Mixed networking of high and low power Radio Ports

  By combining high and low power Radio Ports, coverage can be solved by high power Radio Ports, while calling volume by low power Radio Ports.

(10)
Support large calling volume

  Using low power Radio Ports and group control technology can satisfactorily solve the problem of large calling volume.

(11)
Short construction period and easy to construct

  As low power Radio Ports use twisted pairs to supply power, it greatly increases the easiness of construction and thus shortens construction period.

(12)
Radio Ports use remote power supply

  Radio Ports using remote power supply facilitate to lower the overall cost of system and construction complexity.

(13)
With V5 connection, it facilitates upgrading to the next generation of network

(14)
WACOS technology

  With the increasing demands for the new business of the current telecommunication network, more and more manufacturers and business operators are seeking new network architecture to construct multimedia business network with low cost and complexity.

  PAS network-based WACOS system provides users with voice business and at the same time support multi-business IP connection, which is an ideal solution for the next generation network and facilitates to upgrade the current wireless local telephone system to the next generation telecommunication network.

(18)
Adjustability of Radio Ports

  Facilitate to construct dedicated network, virtual network and increase calling volume.

(19)
Can provide multiple value-added businesses

(20)
Versatility of mobile phones

  Can choose various mobile phones of different manufacturers.

(21)
High telecommunication channel and law cost ratio

  Low construction cost per telecommunication channel.

    PASTM utilize the existing telephone resource and make it possible to communicate within the whole urban area and thus opens new business opportunity for telecommunication departments. PASTM has now been widely used in Southeast Asia and multiple provinces of China. In July 1996, PASTMparticipated in the connection network test organized by Telecommunication General Bureau; in March 1999, it passed the appraisal of connection network experts from Telecommunication Management Bureau of Ministry of Information Industry; PASTM uses a frequency range of 1900-1920MHz that is in conformance with the wireless connection frequency range by TDMA/TDD method approved by the National Wireless Committee.

    PASTM system has gained good results in some areas, for example, in Yuhang and Zhaoqing cities, [***] of users holds the wireless telephones as their second telephone, and the calling volume of each user increased [***]. With the development of the market, the income of wireless telephone business will increased rapidly. Within [***], the new users with wireless telephones increased [***] of the original wire-type telephone number. PASTM system has been installed in more than ten provinces in China with a capacity of more than [***] lines. The system has been welcomed for its stability.

1.4 Definition

    Explanations to some abbreviated English phases:

PAS	Personal access phone system
PS	Personal system handset
RP	Radio Port
RPC	Radio Port controller
RT	Local terminal
ATC	Air channel controller
LE	local exchanger
CDR	Detailed calling record

Chapter 2  Networking principle

2.1 Coverage priority

Priority	Type
Most important	Government organization; stores; main streets; living houses; professional market;
Important	Entertainments; streets; schools
Normal	Plants; hotels; open spaces

2.2 Averaged calling volume in busy hours

    The design requirement on averaged calling volume in busy hours is different for different range of a city, e.g. there will be more calling volume in the urban area and less calling volume in the sparsely lived suburb areas.

    The solution takes the following indexes:

  Dense area [***]

  Sub-dense area [***]

  Normal area [***]

2.3 Assumption of calling loss

    The solution assumes

  loss of air calling [***]

  loss of wireless system [***]

2.4 Coverage method

    The solution uses mixed big and small stations with a consideration of range division.

2.5 Frequency planning

The system uses frequency range approved by Ningbo Wireless Committee for the PAS wireless connection network of Ningbo Telecommunication Branch Co.

Frequency range approved by the Wireless Committee

Frequency requirement of PASTM system:

Control carrier frequency(C-ch):[***]

Control carrier frequency(C-ch)  [***]

Voice carrier frequency(T-ch):[***] (excluding control carrier frequency)

Chapter 3  Networking solution for PASTM system of Ningbo Telecommunication Branch Co.

3.1 City Introduction

    Ningbo city is one of the 14 opening-up port cities, it has a long history and under its jurisdiction are Qingxian, Xiangshan and Linghai counties, and Yuyao, Cixi and Hongfa three county-level cities. The city proper consists of Haishu, Jiangdong, Jiangbei, Zhenhai and Zhaolun boroughs with a population of 5.3 million and an area of 9000 km2.

3.2 Division of coverage

    The PAS Xiao Ling Tong solution covers the majority of Ningbo city, The coverage area shall be as follows: [***].

3.3 Introduction of division

    Each zone has different geographical environment and social environment, for example, some zones are busy commercial areas, some are residential areas, some are sparsely populated development zones and suburb areas, and some are densely populated old urban areas. In order to properly use the frequency resources and station equipments, we must first a clear planning as to the whole network and designate different expected calling volume and service priorities for different areas.

    Division definition: In the range has the same wireless environment and calling density is homogeneous and calling directions are generally the same.

    According to the status of Ningbo city, the coverage of urban area can be divided into three level's calling model:

  A: [***]
  B: [***]
  C: [***]

Zone A: [***]

Calling density

    In this zone are some busy commercial areas such as bazaars, governmental organizations and commercial streets etc., and places such as commerce, schools, finance, hospitals, organization, and bus and railway stations. It features large population flow and high population density. Therefore, the geographical environment is relatively complex and calling volume is large.

    Zone A is mainly distributed in [***].

    As to zone A, we should consider both calling volume and coverage. Therefore, in this zone we use relatively more small power stations and at the same time adopt relatively higher group control ratio.

    In this zone we use [***]. In total we will use [***].

Zone B: [***]

Calling density:

    Relative to [***] calling volume is relatively small. In this zone are numerous residential areas, some department stores and supermarkets etc. It features good indoor coverage and relatively low calling volume, however, there may exist some local big calling volume demand.

    The [***] zone of Ningbo city mainly includes: [***].

    As to zone B, the main concentration is on coverage and also on calling volume for some local areas. We will use both high and low power stations and at the same time partly use group control method.

    In this zone we use [***]. In total we will use [***].

Zone C: [***]

Calling density:

    Relative to [***] mainly consists of areas with more open spaces. In this zone are plants, small building of 1~3 floors and even some open spaces. The zone features [***] calling volume, and therefore coverage is the main consideration.

    The [***] of Ningbo city the area excluding [***] with an area of around [***].

    As to the zone, we will only consider coverage and use [***].

    In this zone we will use [***]. In total we will use [***].

Coverage statistics

    The PAS project covers areas of types A, B and C with a total area of [***]. The system will use [***] with specifics as shown in the following table:

	Coverage	RPC number	200mwRP number	10mwRP number
Zone A	[***]	[***]	[***]	[***]
Zone B	[***]	[***]	[***]	[***]
Zone C	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]

3.4 Network architecture as shown in the following graph:

    [***]

Note: [***] and network management of Ningbo city urban area, Qingxian county, Zhaobei and Zhenghai will be located in [***] of Ningbo city. [***] will be connected by using Ethernet network. There will be a [***] interface for each RT, and the link is [***]. The connection of each RT to each [***] is [***] and to commonly connected [***] is [***]; the connection of each [***] to each RT is [***]; PGTS1 connects to [***] by [***] respectively; the connection of [***] is by [***]; the connection of [***] of Yuyao city and Cixi city to PGTC is by [***] respectively. It is used to handle [***] roaming among [***].

3.5 Analyses of network capacity

    As to the high power station of wireless telephone system that usually installed on top of high building (above 25 meter), it features large coverage that spans the nearby [***] stations. According to the air interface protocol of PASTM system, mobile phones can at most use the business channels of the two nearby stations, therefore, the usable channel number within its coverage is [***].

    According to statistics analysis of UTStarcom Co. on coverage of high power station system, on average [***] of stations can use the nearby two stations, [***] of stations can use the nearby one station and only [***] of stations work individually. A system with [***] stations and [***] channels can provide a calling volume of [***], A system with [***] stations and [***] channels can provide a calling volume of [***] and A system with only [***] station and [***] channels can provide a calling volume of [***].

    Zone A:  As to a total of [***] power stations of zone A, the supplied calling volume is [***]. As to [***] power stations, in addition to [***] stations, there will another [***] complimentary stations that use group controls of [***] stations. As a result, supplied calling volume is [***]. The total calling volume for Zone A is [***].

    According to rules of chapter 3, on average each user has [***], the total supported users is:

[***]

    Zone B:  As to a total of [***] power stations of zone B, the supplied calling volume is [***]. As to [***] power stations, in addition to [***] stations, there will another [***] complimentary stations that use group controls of [***] stations. As a result, supplied calling volume is [***]. The total calling volume for Zone A is [***].

    According to rules of chapter 3, on average each user uses [***], the total supported users is:

[***]

    Zone C:  As to a total of [***] high power stations of zone C, the supplied calling volume is

[***].

    The total calling volume for Zone B is [***].

    According to rules of chapter 3, on average each user uses [***], the total supported users is:

[***]

The capacity of the whole system is shown in the following table:

Zones	RPC number	Station number	RT number	ATC number	Erl.	User number
Zone A	[***]	[***]	[***]	[***]	[***]	[***]
Zone B	[***]	[***]	[***]	[***]	[***]	[***]
Zone C	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]

3.6 Statistics of transmission links

[***]

Branch name	RP number	RPC number	E1 links between RPC-RTs
Integrated building	[***]	[***]	[***]
Jiangdong branch	[***]	[***]	[***]
Zhilan	[***]	[***]	[***]
Zheng Da Fang	[***]	[***]	[***]
Wangchun	[***]	[***]	[***]
Shuguang	[***]	[***]	[***]
Minglou	[***]	[***]	[***]
Zijuan	[***]	[***]	[***]
Qiwen	[***]	[***]	[***]
Wenjiao	[***]	[***]	[***]
Total	[***]	[***]	[***]

Note: The control room for actually storing RPCs should be in conformance with the project's requirements.

3.7 Determination of ATC and [***] port number

    Total number of [***] supported by the system/user number supported by each [***] interface. The capacity of each [***] interface can support is [***] and the system capacity is [***].

    As a result, [***] interface number = [***]. Considering the initial telephone number subscribed is not very large, the solution provide [***] interfaces and it can be extended after demands increase (there exists sufficient redundancy in [***]).

3.8 System redundancy

    In total the system has [***],[***] RTs and [***] ATCs, among which each RPC can at most connect [***] RPs, each RTs can at most connect [***] RPCs and RTs, ATCs can connect [***] E1s. Thus, the system has a redundancy of [***] RPs and [***] RPCs;each RT has a redundancy of [***] E1s.

3.9 Roaming analysis

    The system roaming can be classified as [***] roaming, i.e., [***].

    [***] roaming with the same zone is realized by using [***]. The connection of each [***] within [***] to [***] is by [***], the calling volume provided by [***] is [***], the calling volume supported by each [***] is [***], the total calling volume supported by [***] is [***]. Considering the calling-in and dailing-out effects, the roaming calling volume supported by the network is [***].At this stage, the designed calling volume for [***] is [***], therefore, the roaming rate is [***].

    Inter-city roaming is realized by using [***]. For roaming between [***], connections between [***]are by [***], the calling volume supported by [***] is [***]. Suppose that on average the calling volume per user is [***], then the supported roaming user numer is [***].

3.10 Network management system

  3.10.1 Constitution of network management

    The network management system consists of operation maintenance management, data management, warning management and wireless connection management.

    The software used in network management is the network management platform NETMAN from UTStarcom Co. (As to specific functions, please refer to the technical manual)

  (1)
  Main features and functions of NETMAN platform:

  •
  Based on Windows 95/Windows NT operating system

  •
  Adopt 100 BASE-T/10 BASE-T Ethernet interface and RS232 & V.24 interface.

  •
  With user-friendly interfaces, vivid mapping images of network and equipments.

  •
  Easy to operate and with low cost.

  •
  Support remote dialing-in equipment monitoring.

  •
  Use multiple series interfaces and support multiple sub-network monitoring.

  •
  Multi-task management of communication system, and support synchronizing and asynchronizing commands.

    Operating functions of NETMAN system:

  •
  Editing and monitoring for multiple sub-network system mapping images of [***].

  •
  Remote monitoring and multi-function management.

  •
  Monitoring of warning, Trap login and fault analysis.

  •
  Get/set system configuration and running mode for each node.

  •
  Routing control and loop setup for equipments

  (2)
  Management of NETMAN to [***]

  •
  Connect and interrupt a [***].

  •
  Set a communication interface and [***].

  •
  Block/open [***].

  •
  Set maintenance mode for [***].

  •
  Reset [***].

  •
  Designate [***].

  •
  Collect and display the running status for the following equipments:

    [***]
    [***]
    [***]
    [***]
    [***]
    [***]

  •
  Collect communication business volume data per hour for [***].

  •
  Enquire the configuration data of control channel for [***].

  •
  Enquire the current warning status of [***].

  •
  Enquire the past warning data of system.

  •
  Install and edit running data, setup group control mode, [***].

  3.10.2 Design of network management network

    The network management system of Ningbo city adopts the modulized design philosophy, and the LAN is constructed by using Ethernet bridge and Ethernet switch.

    The software used for maintenance terminal and calling terminals are based on TCP/IP protocol, the communication connection of Netman and CDR platform to each [***] constitutes the [***] of network management system. As [***] are concentrated in the integrated building, they are connected with LAN by using Ethernet network connection. The network management system of Ningbo city adopts the modulized design method, initially, all [***] in [***] are located in the same building, [***] can be connected to [***] with LAN. [***] uses 10 BASE-T Ethernet interface, and [***] uses 100 BASE-T Ethernet interface, as is shown in the following graph:[***]

NinBo Telecom Branch PAS Wireless Access Network Equipment and Price List

1 Radio Port Controller(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPS Systme(GPS)[***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 Radio Port(RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5 Air Traffic Control (ATC,S-ATC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

6 PAS Roming Gateway(PGTS/PGTC) And Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7 S-ATC Hareware [***] and Software

Sales Price (No Discount)
Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		No Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8 NetMan software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

9 Netman system Hardware [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NingBo City ZhenHai District Telecom Branch PAS Wireless Access Equipment and Price List

1 Radio Port Controller(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPS System(GPS) [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 PR(RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5 Netman System Equipment [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Ci Xi city Telecom Branch PAS Wireless Access Network Equipment and Price List

1 Radio Port Control(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPS System(GPS)[***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	No discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 Radio Port (RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	(31% Discount Price) (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5 Air Roaming Module (ATC,S-ATC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

6 PASRoaming Gateway (PGTS/PGTC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7 NetMan SystemSoftware

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8 NetMan SystemHardware [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

YuYao City Telecom Branch PAS Wireless Access Equipment and Price List

1 Radio Port Control(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPSSystem (GPS)[***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 Radio Port (RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5 Air Roaming Module (ATC,S-ATC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

6 PASRoaming Gateway (PGTS/PGTC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7 NetMan System Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8 NetMan System Hardware [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NingBo City BeiLun District Telecom Branch PAS Wireless Access Equipment and Price List

1 Radio Port Control(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPS System(GPS)[***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 Radio Port (RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NetMan System Hardware [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Jin County Telecom Branch PAS Wireless Access Equipment and Price List

1 Radio Port Control(RPC)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2 GPS System (GPS)[***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3 Radio Port (RP)

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4 Wireless Access Equipment RT

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

5 Air Roaming Module (ATC,S-ATC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

6 PASRoaming Gateway (PGTS/PGTC) and Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)	Discount Price	Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

7 NetMan System Software

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		Discount Price (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8 NetMan System Hardware [***]

Description	Deployment Description	Product Number	Unit Price(USD)	Quantity	Total (USD)		No Discount (USD)
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
District	Price after [***] Discount(USD)	User
[***]	[***]	[***]

PRICE SUERVEY PER SYSTEM 16-Mar-01

SYSTEM		Total Price (USD)	Total price (RMB) at the rate of: [***]
	Sub-Total for Equipment	[***]	[***]
2. SERVICE	[***]	[***]	[***]
		[***]	[***]
		USD	RMB
TOTAL PRICE (FOB Hangzhou)		[***]	[***]

QuickLinks

  Exhibit 10.62
[Translation]
CONTRACT
Translation Verification
Contents
NinBo Telecom Branch PAS Wireless Access Network Equipment and Price List
NingBo City ZhenHai District Telecom Branch PAS Wireless Access Equipment and Price List
Ci Xi city Telecom Branch PAS Wireless Access Network Equipment and Price List
YuYao City Telecom Branch PAS Wireless Access Equipment and Price List
NingBo City BeiLun District Telecom Branch PAS Wireless Access Equipment and Price List
Jin County Telecom Branch PAS Wireless Access Equipment and Price List
  PRICE SUERVEY PER SYSTEM 16-Mar-01